Exhibit 99.1

Orchestra BioMed Announces Proposed Public Offering

NEW HOPE, Pa., November 5, 2026 (GLOBE NEWSWIRE) — Orchestra BioMed Holdings, Inc. (Nasdaq: OBIO) (“Orchestra BioMed” or the “Company”), a biomedical innovation company accelerating high-impact technologies to patients through strategic collaborations with market-leading global medical device companies, announced today that it has commenced an underwritten public offering of shares of its common stock (the “Offering”). All of the securities are being offered by the Company. In addition, the Company intends to grant the underwriters a 30-day option to purchase up to an additional 15% of shares of its common stock sold in the Offering at the public offering price per share, less underwriting discounts and commissions. The Offering is subject to market and other conditions, and there can be no assurance as to whether or when the Offering may be completed, or as to the actual size or terms of the Offering.

The Company intends to use the net proceeds it receives from the Offering, together with its existing cash and cash equivalents, to fund the Company’s Atrioventricular Interval Modulation Therapy (“AVIM Therapy”) program and the execution of the BACKBEAT global pivotal trial involving patients with uncontrolled hypertension who are indicated for a dual-chamber pacemaker (the “Backbeat Trial”) and to fund its Virtue® Sirolimus AngioInfusion Balloon (“Virtue SAB”) program and the Virtue SAB in the Treatment of Coronary In-Stent Restenosis Trial (the “Virtue Trial”), as well as research and clinical development of other current or additional product candidates, and the remainder for working capital and other general corporate purposes.

Piper Sandler and TD Cowen are acting as joint bookrunning managers for the Offering. BTIG is acting as a bookrunner.

The securities described above are being offered pursuant to a shelf registration statement on Form S-3 (File No. 333-279430) that was filed with the Securities and Exchange Commission (the “SEC”) on May 15, 2024 and declared effective on May 24, 2024. The Offering is being made only by means of a prospectus supplement and an accompanying prospectus that form a part of the registration statement. A preliminary prospectus supplement related to and describing the terms of the Offering will be filed with the SEC and will be available on the SEC’s website located at www.sec.gov. Copies of the preliminary prospectus supplement and an accompanying prospectus related to the Offering may also be obtained, when available, from: Piper Sandler & Co., Attention: Prospectus Department, 350 North 5th Street, Suite 1000, Minneapolis, Minnesota 55401, or by telephone at (800) 747-3924, or by email at prospectus@psc.com; or TD Securities (USA) LLC, Attention: Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or by email at TDManualrequest@broadridge.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Orchestra BioMed

Orchestra BioMed is a biomedical innovation company accelerating high-impact technologies to patients through strategic collaborations with market-leading global medical device companies. The Company’s two flagship product candidates - AVIM Therapy and Virtue SAB - are currently undergoing pivotal clinical trials for their lead indications.

AVIM Therapy is a bioelectronic treatment for hypertension, the leading risk factor for death worldwide, and is designed to be delivered by a pacemaker and achieve immediate, substantial and sustained reductions in blood pressure in patients with hypertensive heart disease. The Company has a strategic collaboration with Medtronic (NYSE: MDT), one of the largest medical device companies in the world and the global leader in cardiac pacing therapies, for the development and commercialization of AVIM Therapy for the treatment of uncontrolled hypertension in pacemaker-indicated patients. AVIM Therapy has two FDA Breakthrough Device Designations. The BACKBEAT Trial evaluating AVIM Therapy in this population has completed enrollment.

Virtue SAB is a first-of-its-kind, non-coated drug delivery AngioInfusion™ balloon system designed to infuse a large liquid dose of proprietary extended-release formulation of sirolimus, SirolimusEFR™, for the treatment of atherosclerotic artery disease, the leading cause of mortality worldwide. Virtue SAB exceeded the published pharmacokinetics of leading limus drug-eluting stents and demonstrated positive three-year clinical data in coronary In-Stent Restenosis in the SABRE study, a multi-center prospective, independent core lab-adjudicated pilot clinical study of 50 patients conducted in Europe. Virtue SAB has been granted Breakthrough Device Designation by the FDA for the treatment of coronary in-stent restenosis, coronary small vessel disease and below-the-knee peripheral artery disease, in each case, within specified parameters. The Virtue Trial is currently enrolling patients.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the proposed Offering, including the completion and timing of the Offering, the anticipated use of proceeds from the Offering and the expectation to grant the underwriters a 30-day option to purchase additional shares . These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to regulatory approval of the Company’s commercial product candidates and ongoing regulation of the Company’s product candidates, if approved; the timing of, and the Company’s ability to achieve expected regulatory and business milestones; the impact of competitive products and product candidates; and the risk factors discussed under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 12, 2026, as such discussion may be updated from time to time by subsequent filings the Company may make with the SEC, as well as the risks identified in the registration statement and the preliminary prospectus supplement relating to the Offering.

The Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. Given these risks and uncertainties, the Company cautions against placing undue reliance on these forward-looking statements, which only speak as of the date of this press release. The Company does not plan and undertakes no obligation to update any of the forward-looking statements made herein, except as required by law.

Investor Contact

Silas Newcomb
Orchestra BioMed
snewcomb@orchestrabiomed.com

Media Contact

Nina Premutico
Orchestra BioMed
npremutico@orchestrabiomed.com